Trust:
Turner Funds
P.O. Box 419805
Kansas City, MO 64141-6805


Investment Advisor:
Turner Investment Partners, Inc.


Distributor:                                             ANNUAL
SEI Financial Services Company                           REPORT
                                             SEPTEMBER 30, 1996

Administrator:
SEI Fund Resources


Legal Counsel:
Morgan, Lewis & Bockius LLP


Independent Public Accountants:                 [LOGO OMITTED]
Ernst & Young LLP


[LOGO OMITTED]


To open an account,
receive account information,
make inquiries or                         ==========================
request literature:                       TURNER GROWTH EQUITY FUND
                                          ==========================
                                            TURNER SMALL CAP FUND

1-800-224-6312

                               This information must be preceded or accompanied
                                by a current prospectus for each Fund described.


TUR-F-021-01

                                [LOGO OMITTED]

                           TURNER GROWTH EQUITY FUND

                  INVESTMENT ADVISOR'S REPORT TO SHAREHOLDERS


To Our Shareholders:

For the twelve month period ending September 30, 1996, the Turner Growth Equity Fund posted a total return of 22.91% compared to 15.94% for the Lipper Capital Appreciation Funds Index, 20.32% for the Standard and Poor's 500 Index and 21.40% for the Russell 1000 Growth Index. Major U.S. stock market indexes posted their second consecutive year of strong gains as signs of continued low inflation, a strong U.S. dollar, stable short-term interest rates and moderately healthy corporate profits stimulated investor confidence. Since the Fund's inception on March 11, 1992, the annualized total return for the Fund has been 14.54% versus 15.24% for the S&P 500 and 14.56% for the Russell 1000 Growth Index.

A year ago, I informed you of our decision to implement some fine-tuning adjustments to improve the implementation of our proven investment process. These adjustments have firmly taken root and have borne fruit over the past year. We firmly believe that our earnings- driven philosophy will continue to be effective by enabling us to identify attractive investment opportunities and deliver superior results over time. However, today's investment environment is very dynamic as a result of rapid technological advancements and continually improving information processing capabilities. While we are confident that our philosophy and process are fundamentally sound, we are also committed to continually assessing the environment and making those fine-tuning adjustments which we believe necessary to maintain the effectiveness of our investment strategy and its ability generate superior results in the future.

I again want to personally thank all our shareholders for your patience during a challenging phase in the life of the Fund and am gratified that we were able to reward your patience by outperforming the Russell 1000 Growth Index over this past year. The current economic climate and stock market environment favors our investment style and expertise, and the adjustments we implemented are working very effectively. Although the current economic expansion is now in its sixth year, we continue to uncover many exciting investment opportunities among companies with impressive earnings dynamics at attractive valuations. As a result, I am confident that we are on track to regain our ranking as a top performer to the benefit of the assets you have entrusted to us.

Sincerely,

[SIGNATURE OMITTED]





Robert E. Turner
Chairman and Chief Investment Officer

MANAGEMENT'S DISCUSSION OF PERFORMANCE
TURNER INVESTMENT PARTNERS

THE MARKET ENVIRONMENT

For the twelve month period ending September 30, 1996, the stock market provided strong returns amid an environment characterized by volatility and mixed economic signals. All of the major stock indexes grew at double digit rates with the S&P 500 Index gaining 20.32%. Investor anxiety concerning the strength of the economy was evident as larger cap, more defensive issues outdistanced small cap stocks, reflected by comparing the 25.8% return of the Dow Jones Industrial Average of the thirty largest industrial companies to the Russell 2000 Index of smaller capitalization stocks at 13.13%.

The economic environment during the past year sent mixed signals, creating uncertainty amid investors and volatility within the stock market. Robust corporate profits and surprisingly strong employment growth during the early part of this fiscal period turned investors more defensive as they feared that an improving economy would lead the Federal Reserve to raise interest rates to keep inflation under control. Larger cap, value-oriented stocks were favored as investors bid up the price of stocks expected to benefit from improving economic growth. Cyclicals like lodging, retail, airlines, chemicals and autos did well. Interest rate sensitive stocks such as home building, savings & loans and utilities lagged.

As this fiscal year progressed, investors apparently believed that the economy was not on a sustained upswing and began to gravitate toward stocks of companies that can deliver consistent and visible earnings in a slow-growth environment. Moreover, a short-lived but long-anticipated correction removed some of the speculative excess from the market, leaving stocks more fairly valued in relation to projected earnings. Signs of continued low inflation, a strong U.S. dollar, stable short-term interest rates and moderately healthy corporate earnings cheered investors toward the end of the period. Technology stocks staged a strong rebound as the autos and consumer discretionary sectors tailed off amid signs of slower growth.


OUR INVESTMENT APPROACH

Turner Investment Partners' approach, as a growth-oriented investment manager is to remain fully invested in the stock market at all times and own a broadly diversified portfolio of approximately 100 holdings. We always maintain broad industry sector weightings in line with the market, which frees the investment team to focus its efforts on stock selection. Individual stocks are bought and sold based upon three evaluation criteria: (1) a computer ranking in our proprietary model that identifies stocks with superior earnings and reasonable valuations; (2) fundamental analysis to evaluate a stock's projected earnings per share relative to consensus expectations; and (3) technical analysis of the stock's money flow, which is a measure of market support for a stock based on price and volume trends. Stocks which are included in the Fund must meet all three criteria. If any of these criteria are violated, the stock is promptly sold.

Our goal for the Fund is to consistently outperform the S&P 500 Index, leading to superior returns over time. We met this goal during the most recent twelve month period ended September 30, 1996. Since the inception of the Fund on March 11, 1992, we have produced an annualized total return of 14.54% which has modestly underperformed the S&P 500 return of 15.24% for the same period.

FACTORS RELATING TO FISCAL 1996 PERFORMANCE

Strong relative performance for the Fund during the second half of the year was more than sufficient to overcome the lagging results produced earlier in the year. During the first third of this year, investors turned more defensive and favored value-oriented stocks, seeking to preserve stellar gains from 1995 by moving into blue chip and defensive sectors. The market's advance was very narrowly based with relatively few of the largest-cap issues responsible for a disproportionately large share of the S&P 500 Index return: only twenty stocks (e.g., GE, Merck, Philip Morris, Coca-Cola, and Exxon) contributed almost 30% of the total return of the S&P. In this type of investment environment, a factor which impeded the Fund's performance is our strategic, but selective commitment to medium and smaller-capitalization companies which have been significant contributors to our firm's long-term results. During the early part of the year, however, performance was negatively impacted as defensively-oriented investors generally favored large and more liquid stocks.

Fund performance improved substantially during the second half of the year. Our experienced investment team was successful in identifying companies like Safeway, HBO & Co., and Harley Davidson that reported favorable and often exceptionally strong earnings growth. Additionally, investors in search of companies with prospects for continued profit increases redirected their attention away from large cap, blue chips to the broader mid and small cap markets where our portfolio has a strategic commitment. As the year came to a close, it was apparent that investor sentiment had shifted to companies that can deliver superior earnings gains in the midst of an expected economic slowdown. Moreover, the Federal Reserve's decision to leave interest rates unchanged eased anxieties about rates for the remainder of calendar 1996. Stable growth and interest sensitive sectors of the stock market began to respond favorably as growth stocks across all capitalization categories outpaced cyclical stocks during the second half of the year.

IN SUMMARY

Although the economic slowdown that became apparent toward the end of the third quarter of 1996 will dampen the strong pace of corporate profit growth experienced during the past year, we believe that prospects for continued low inflation, a strong U.S. dollar, stable short-term interest rates and moderately healthy corporate earnings will be very favorable for the types of companies in which the Fund is invested. These companies possess outstanding potential for future earnings growth and price appreciation. With the Federal Reserve committed to prolonging the current economic expansion, and inflation not a problem, we expect that investors will continue to favor the type of growth stocks in which we invest.




       COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN
           THE GROWTH EQUITY FUND, VERSUS THE S&P 500 COMPOSITE
                INDEX, AND THE RUSSELL 1000 GROWTH INDEX

[CHART INFO TO COME]

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2 Represents total return for the twelve month period ended September 30, 1996.
3 The Turner Growth Equity Fund commenced operations on March 11, 1992.

                                 [LOGO OMITTED}

                              TURNER SMALL CAP FUND

                   INVESTMENT ADVISOR'S REPORT TO SHAREHOLDERS


To Our Shareholders:

For the twelve month period ending September 30, 1996, the Turner Small Cap Fund posted a return of 52.43%, compared to 15.83% for the Russell 2500 Index of small-capitalization stocks. Major stock market indexes posted impressive gains during the past year as stable interest rates, low inflation and strong corporate profits provided a powerful catalyst for the market's advance. Since the Fund's inception on February 7, 1994, the annualized total return for the Fund has been 40.53% versus 14.59% for the Russell 2500.

Our sector-neutral approach, which ensures that the Fund weightings in each of ten broad industry sectors are kept in line with the market, enabled us to generate strong returns with less exposure to technology-related stocks than many other small cap growth funds. Maintaining sector-neutrality was particularly effective in a volatile period such as the fiscal period ended September 30, 1996. Performance was fueled by the strong earnings growth dynamics present in the companies in which we are invested. In the midst of the anticipated economic slowdown and a strengthening dollar, investors often embrace small growth companies that can dictate their own future by being able to execute their niche strategies regardless of slowing economic conditions. We continue to uncover many exciting investment opportunities among smaller companies with specialized products and services, entrepreneurial and motivated management, and focused business plans.

We appreciate your support and are very pleased that the Fund's results rewarded you for the confidence you have placed in us. We look forward to the opportunity to continue to serve you.

Sincerely,



[SIGNATURE OMITTED]                     [SIGNATURE OMITTED]

Robert E. Turner                        William H. Chenoweth
Chairman and Chief Investment Officer   Senior Equity Portfolio Manager/Analyst

MANAGEMENT'S DISCUSSION OF PERFORMANCE
TURNER INVESTMENT PARTNERS

THE MARKET ENVIRONMENT

For the twelve month period ending September 30, 1996, the stock market provided strong returns amid an environment characterized by volatility and mixed economic signals. All of the major stock indexes grew at double digit rates with the S&P 500 Index gaining 20.34%. Investor anxiety concerning the strength of the economy was evident as larger cap, more defensive issues outdistanced small cap stocks, reflected by comparing the 25.75% return of the Dow Jones Industrial Average of the thirty largest industrial companies to the Russell 2500 Index of smaller capitalization stocks at 13.39%.

The economic environment during the past year sent mixed signals, creating uncertainty amid investors and volatility within the stock market. Robust corporate profits and surprisingly strong employment growth during the early part of this fiscal period turned investors more defensive as they feared that an improving economy would lead the Federal Reserve to raise interest rates to keep inflation under control. Industry sectors that performed well among small cap stocks included consumer discretionary stocks as retailers rebounded from a two year slump and energy stocks, particularly those of exploration and drilling companies. Sectors that registered disappointing results included utilities and financial services, reacting adversely to upward pressure on interest rates.

Following a particularly severe correction among small cap stocks in the June-July timeframe, small cap stocks rebounded sharply at fiscal year end. Investors apparently believed that the economy was not on a sustained upswing and began to gravitate toward stocks of companies that can deliver consistent and visible earnings in a slow-growth environment, especially those of smaller companies. Moreover, the short-lived but long-anticipated correction removed some of the speculative excess from the market, leaving stocks more fairly valued in relation to projected earnings. Signs of continued low inflation, a strong U.S. dollar, stable short-term interest rates and moderately healthy corporate earnings cheered investors toward the end of the period. Financial services and technology sectors benefitted from stable interest rates and a slow-growth economic scenario while health care stocks continued to lag.

OUR INVESTMENT APPROACH

The firm's approach as a growth-oriented investment manager is to remain fully invested in the stock market at all times and own a broadly diversified portfolio of approximately 130 holdings. We always maintain broad industry sector weightings in line with the market, which frees the investment team to focus its efforts on stock selection. Individual stocks are bought and sold based upon three evaluation criteria: (1) a computer ranking in our proprietary model that identifies stocks with superior earnings and reasonable valuations;
(2) fundamental analysis to evaluate a stock's projected earnings per share relative to consensus expectations; and (3) technical analysis of the stock's money flow, which is a measure of market support for a stock based on price and volume trends. Stocks which are included in the Fund must meet all three criteria. If any of these criteria are violated, the stock is promptly sold.

Our goal for the Fund is to consistently outperform the Russell 2500 Index, leading to superior returns over time. We were pleased to achieve this goal for the twelve month period ending September 30, 1996. Since the inception of the Fund on February 7, 1994, the annualized total return for the Fund of 40.53% exceeded the Russell 2500 return of 14.59% for the same period.

FACTORS RELATING TO FISCAL 1996 PERFORMANCE

The Fund's strong performance throughout the year was achieved through the consistent application of the firm's disciplined approach by our experienced investment team. We utilize advanced technology, combined with effective team working and streamlined decision making process, that enabled us to act quickly on the information we receive from a variety of sources. Performance was fueled by the strong earnings growth dynamics present in the companies in which we are invested. For example, cumulative earnings are projected to increase 34.9% over the next twelve months for the companies in the Fund compared to 19.9% for the Russell 2500 and 13.4% for the S&P 500 (Source: Frank Russell Company).

Investments in a number of initial public offerings (IPO's) issued by companies that deliver products or services to growing markets and possess strong earnings dynamics also contributed to our outperformance of the Russell 2500 Index. In addition, the prompt sale of holdings that violate our purchase criteria helped us to avoid major disappointments.


IN SUMMARY

Although the economic slowdown that became apparent toward the end of the third quarter of 1996 will dampen the strong pace of corporate profit growth experienced during the past year, we believe that prospects for continued low inflation, a strong U.S. dollar, stable short-term interest rates and moderately healthy corporate earnings will be very favorable for small cap stocks, particularly those of the types of companies in which the Fund is invested. These companies possess outstanding potential for future earnings growth and price appreciation. With the Federal Reserve committed to prolonging the current economic expansion, and inflation not a problem, we expect that investors will continue to favor the type of growth stocks in which we invest.

      COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE
                SMALL CAP FUND, VERSUS THE RUSSELL 2500 INDEX

[CHART INFO TO COME]

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2 Represents total return for the twelve month period ended September 30, 1996.
3 The Turner Small Cap Fund commenced operations on
February 7, 1994.

REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
Turner Funds, Inc.

We have audited the accompanying statements of net assets of Turner Growth Equity Fund and Turner Small Cap Fund as of September 30, 1996, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the period ended October 31, 1995, and the financial highlights for the periods ended October 31, 1992 through October 31, 1995 for Turner Growth Equity Fund and Turner Small Cap Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the Custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Growth Equity Fund and Turner Small Cap Fund at September 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the period then ended herein, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP

Philadelphia, PA
November 1, 1996

STATEMENT OF NET ASSETS                                            TURNER FUNDS
September 30, 1996

                                                  Market
                                                  Value
GROWTH EQUITY FUND                   Shares       (000)
-------------------------------------------------------------------------------

COMMON STOCKS (100.4%)
AGRICULTURE (1.3%)
   Dole Food                         29,980     $ 1,259
                                                -------
AIRCRAFT (1.2%)
   Boeing                            12,310       1,163
                                                -------

APPAREL/TEXTILES (1.4%)
   Designer Holdings Limited*        30,000         784
   Tommy Hilfiger*                    8,790         521
                                                -------
                                                  1,305
                                                -------
AUTOMOTIVE (0.9%)
   Harley-Davidson                   21,100         907
                                                -------
BANKS (0.7%)
   NationsBank                        7,800         678
                                                -------
BEAUTY PRODUCTS (3.3%)
   Alberto-Culver, Cl B              12,550         544
   Colgate-Palmolive                 11,050         960
   Procter & Gamble                  17,190       1,676
                                                -------
                                                  3,180
                                                -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (0.8%)
   Cox Communications*               42,350         778
                                                -------
CHEMICALS (1.8%)
   E.I. duPont de Nemours            10,740         948
   Monsanto                          20,520         749
                                                 ------
                                                  1,697
                                                 ------
COMMUNICATIONS EQUIPMENT (5.2%)
   ADC Telecommunications*           11,420         731
   Andrew*                           15,645         780
   Ascend Communications*            10,580         700
   Cascade Communications*           16,024       1,306
   Pairgain Technologies*             7,770         607
   Picturetel*                       12,930         456
   Ultratech Stepper*                24,390         460
                                                 ------
                                                  5,040
                                                 ------
COMPUTERS & SERVICES (2.8%)
   Compaq Computer*                  12,300         789
   HBO & Company                     14,460         965
   IBM                                7,860         979
                                                 ------
                                                  2,733
                                                 ------

                                                Market
                                                 Value
                                    Shares       (000)
-------------------------------------------------------------------------------

DRUGS (9.5%)
   American Home Products            26,200     $ 1,670
   Amgen*                            21,330       1,346
   Biogen*                            6,490         493
   Eli Lilly                         22,950       1,480
   Genetics Institute*                7,650         532
   Merck                             23,800       1,675
   Pfizer                            15,000       1,187
   Sigma Aldrich                     12,270         699
                                                -------
                                                  9,082
                                                -------
ELECTRICAL SERVICES (0.8%)
   AES                               18,840         742
                                                -------
ENVIRONMENTAL SERVICES (2.2%)
   USA Waste Services*               23,430         738
   WMX Technologies                  41,900       1,377
                                                -------
                                                  2,115
                                                -------
FINANCIAL SERVICES (1.4%)
   Associates First Capital          20,620         845
   Household International            5,550         456
                                                -------
                                                  1,301
                                                -------
FOOD, BEVERAGE & TOBACCO (5.1%)
   Campbell Soup                     10,440         814
   Coca-Cola                         30,460       1,550
   CPC International                 12,910         967
   Robert Mondavi*                   21,840         715
   Starbucks                         26,290         867
                                                -------
                                                  4,913
                                                -------
GAS/NATURAL GAS (0.9%)
   Williams                          17,570         896
                                                -------
HOTELS & LODGING (1.5%)
   HFS*                              11,600         776
   Hilton Hotels                     24,320         690
                                                -------
                                                  1,466
                                                -------
HOUSEHOLD PRODUCTS (2.7%)
   Clorox                            11,710       1,123
   General Electric                  16,130       1,468
                                                -------
                                                  2,591
                                                -------

STATEMENT OF NET ASSETS                                            TURNER FUNDS
September 30, 1996

                                                 Market
GROWTH EQUITY FUND                               Value
(Continued)                         Shares       (000)
-------------------------------------------------------------------------------
INSURANCE (3.5%)
   American International Group       8,535     $   860
   Pacificare Health Systems, Cl B*  13,990       1,210
   SunAmerica                        19,820         684
   Total Renal Care Holdings*        16,200         644
                                                -------
                                                  3,398
                                                -------
MACHINERY (1.7%)
   Caterpillar                        9,430         711
   Minnesota Mining &
     Manufacturing                   13,120         917
                                                -------
                                                  1,628
                                                -------
MEDICAL PRODUCTS & SERVICES (5.5%)
   Guidant                           22,850       1,262
   Health Management Associates,
     Class A*                        19,840         493
   Healthsouth Rehabilitation*       33,140       1,272
   Medtronic                         10,710         687
   Phycor*                           22,750         866
   Renal Treatment Centers*          20,570         684
                                                -------
                                                  5,264
                                                -------
MISCELLANEOUS BUSINESS SERVICES (13.0%)
   Altera*                           15,500         785
   BMC Software*                     12,750       1,014
   Cisco Systems*                    27,000       1,676
   Computer Associates               13,650         816
   CUC International*                19,000         758
   Electronic Arts*                  18,160         679
   First Data                         8,510         695
   Fore Systems*                     19,520         808
   Microsoft                          7,260         957
   Oracle Systems                    29,470       1,254
   Parametric Technology*            16,120         796
   Peoplesoft*                        8,860         738
   Sun Microsystems                  14,340         891
   Xylan                             12,190         661
                                                -------
                                                 12,528
                                                -------
MISCELLANEOUS CONSUMER SERVICES (1.6%)
   Accustaff                         13,820         358
   Service International             39,600       1,198
                                                -------
                                                  1,556
                                                -------



                                                 Market
                                                 Value
                                    Shares       (000)
-------------------------------------------------------------------------------

MISCELLANEOUS MANUFACTURING (1.2%)
   International Game Technology     21,200      $  435
   Rmi Titanium*                     27,200         687
                                                 ------
                                                  1,122
                                                 ------
PAPER & PAPER PRODUCTS (0.8%)
   Kimberly-Clark                     8,670         764
                                                 ------
PETROLEUM & FUEL PRODUCTS (1.7%)
   Flores & Rucks*                   11,900         460
   Houston Exploration*              27,580         462
   Louisiana Land & Exploration      13,480         709
                                                 ------
                                                  1,631
                                                 ------
PHOTOGRAPHIC EQUIPMENT &
   SUPPLIES (0.7%)
   Xerox                             12,340         662
                                                 ------
PRINTING & PUBLISHING (0.7%)
   Gannett                            9,470         666
                                                 ------
PROFESSIONAL SERVICES (1.9%)
   Gartner Group*                    26,330         895
   Paychex                           16,500         957
                                                 ------
                                                  1,852
                                                 ------
RETAIL (8.3%)
   American Stores                   19,650         786
   Borders Group                     14,650         546
   Boston Market*                    27,000         952
   Corporate Express*                10,990         427
   McDonald's                        19,800         938
   PepsiCo                           30,280         855
   PetSmart*                         28,120         728
   Saks Holdings*                    22,300         780
   Staples                           24,060         534
   Walgreen                          26,140         967
   Williams Sonoma*                  15,480         439
                                                 ------
                                                  7,952
                                                 -------
RUBBER & PLASTIC (1.1%)
   Nike, Cl B                         9,000       1,093
                                                 ------

STATEMENT OF NET ASSETS                                           TURNER FUNDS
September 30, 1996

                                  Shares/Face   Market
GROWTH EQUITY FUND                  Amount       Value
(Concluded)                          (000)       (000)
-------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (3.6%)
   Intel                             11,100      $1,059
   Microchip Technology*             12,250         458
   National Semiconductor*           24,170         486
   Texas Instruments                 14,350         791
   Xilinx                            18,060         614
                                                 ------
                                                  3,408
                                                 ------
STEEL & STEEL WORKS (0.8%)
   Engelhard                         32,900         757
                                                 ------
TELEPHONES & TELECOMMUNICATION (4.9%)
   Airtouch Communications           22,880         632
   Cincinnati Bell                   11,790         625
   LCI International                 25,570         805
   Lucent Technologies               25,760       1,182
   Teleport Communications Group*    27,350         646
   WorldCom                          37,650         805
                                                 ------
                                                  4,695
                                                 ------
WHOLESALE (5.9%)
   Gillette                          22,310       1,609
   Johnson & Johnson                 28,170       1,444
   Philip Morris                     13,360       1,199
   Safeway                           33,380       1,423
                                                 ------
                                                  5,675
                                                 ------
TOTAL COMMON STOCKS
   (Cost $79,917)                                96,497
                                                 ------

REPURCHASE AGREEMENT (0.7%)
   Lehman Brothers
    5.33%, dated 09/30/96, matures
    10/01/96, repurchase price
    $694,523 (collateralized by
    U.S. Treasury Note, par value
    $716,859, 6.00%, matures 09/30/98:
    market value $715,740)            $694          694
                                                 ------
TOTAL REPURCHASE AGREEMENT
   (Cost $694)                                      694
                                                 ------


                                                Market
                                                 Value
                                                 (000)
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (101.1%)
   (Cost $80,611)                               $97,191
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-1.1%)        (1,027)
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited authorization --
     no par value) based on 5,646,884
     outstanding shares of beneficial
     interest                                    57,709
   Accumulated net realized gain
     on investments                              21,875
   Net unrealized appreciation
     on investments                              16,580
                                                -------
TOTAL NET ASSETS (100.0%)                       $96,164
                                                =======
   Net Asset Value, Offering and Redemption
     Price Per Share                            $ 17.03
                                                =======

* NON-INCOME PRODUCING SECURITY
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                            TURNER FUNDS
September 30, 1996

                                                Market
                                                 Value
SMALL CAP FUND                      Shares       (000)
-------------------------------------------------------------------------------

COMMON STOCKS (97.5%)
AIR TRANSPORTATION (0.6%)
   Midwest Express*                  14,602     $   436
                                                -------
APPAREL/TEXTILES (1.6%)
   Nautica Enterprises*              19,186         619
   Tommy Hilfiger*                    7,835         464
                                                -------
                                                  1,083
                                                -------
BANKS (2.3%)
   Astoria Financial*                18,270         530
   Bank United Corporation, Cl A*    24,600         612
   Washington Federal                16,980         401
                                                -------
                                                  1,543
                                                -------
BEAUTY PRODUCTS (0.9%)
   Alberto-Culver, Cl B              14,375         624
                                                -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (1.8%)
   International Family
     Entertainment*                  17,591         288
   Snyder Communications*            22,410         431
   Young Broadcasting, Cl A          14,900         492
                                                -------
                                                  1,211
                                                -------
CHEMICALS (1.2%)
   GTS Duratek                       14,300         235
   International Specialty Products  24,745         247
   W.H. Brady                        12,300         309
                                                -------
                                                    791
                                                -------
COMMUNICATIONS EQUIPMENT (4.3%)
   Omnipoint                         16,503         481
   Pairgain Technologies*            10,112         790
   Picturetel*                       13,554         478
   Stanford Telecommunications       12,600         630
   Ultratech Stepper*                28,769         543
                                                -------
                                                  2,922
                                                -------
COMPUTERS & SERVICES (2.4%)
   HCIA                               9,250         555
   National Techteam                 16,170         439
   Verifone                          13,542         606
                                                -------
                                                  1,600
                                                -------


                                                Market
                                                 Value
                                    Shares       (000)
-------------------------------------------------------------------------------
CONCRETE & MINERAL PRODUCTS (0.5%)
   Ferro                             11,800     $  319
                                                ------
DRUGS (2.0%)
   Medicis Pharmaceutical, Cl A*     14,350        692
   Parexel International             10,165        640
                                                ------
                                                 1,332
                                                ------
ENERGY & POWER (0.7%)
   Calenergy*                        15,586        497
                                                ------
ENTERTAINMENT (0.7%)
   Regal Cinemas*                    20,325        508
                                                ------
FINANCIAL SERVICES (6.8%)
   Aames Financial                   14,050        708
   Amresco                           27,150        621
   ContiFinancial*                   15,167        432
   Equitable of Iowa                  3,690        153
   First USA Paymentech*             16,900        687
   Hambrecht and Quist*              14,595        283
   Imperial Credit Industries*       18,962        694
   National Surgery Centers          16,728        468
   The Money Store                   20,671        548
                                                ------
                                                 4,594
                                                ------
FOOD, BEVERAGE & TOBACCO (1.5%)
   Einstein / Noah Bagel*            13,900        427
   Robert Mondavi*                   16,966        556
                                                ------
                                                   983
                                                ------
INSURANCE (5.8%)
   American Travelers                 2,500         83
   CMAC Investment                   10,458        664
   Compdent*                         11,499        434
   Executive Risk                    13,920        536
   Hcc Insurance Holdings            20,370        588
   Protective Life                   14,100        532
   Total Renal Care Holdings*        14,957        595
   United Dental Care*               13,135        475
                                                ------
                                                 3,907
                                                ------
LUMBER & WOOD PRODUCTS (0.8%)
   Champion Enterprises              24,500        554
                                                ------
MACHINERY (0.5%)
   Wyman-Gordan*                     14,940        342
                                                ------

STATEMENT OF NET ASSETS                                           TURNER FUNDS
September 30, 1996


                                                 Market
SMALL CAP FUND                                   Value
(Continued)                         Shares       (000)
-------------------------------------------------------------------------------
MANUFACTURING (0.7%)
   West Marine*                      14,200     $   469
                                                -------
MEASURING DEVICES (2.0%)
   Uniphase                          15,600         659
   Waters                            21,603         708
                                                -------
                                                  1,367
                                                -------
MEDICAL PRODUCTS & SERVICES (0.9%)
   Orthodontic Centers of America*   29,842         608
                                                -------
METALS & MINING (0.9%)
   Titanium Metals                   20,800         603
                                                -------
MISCELLANEOUS BUSINESS SERVICES (17.4%)
   Apac Teleservices                 11,022         565
   Aspen Technology                   8,496         576
   Concord EFS*                      24,469         630
   Data Processing Resources         13,219         291
   Forte Software                     9,850         387
   HNC Software                      13,526         541
   Lanvision Systems                 17,250         216
   Medic Computer Systems            13,940         507
   National Data                     12,944         565
   National Processing*              29,980         585
   Nova                              18,830         621
   PMT Services                      32,172         651
   Rational Software                 20,500         700
   Sapient                           11,400         507
   Security Dynamics Technology       8,913         640
   Sitel                             14,562         648
   Sykes Enterprises                  6,925         334
   Transaction Systems Architects*   10,600         448
   Transition Systems*               22,400         470
   Vincam Group*                     14,400         551
   Wind River Systems*               15,430         683
   Xylan                             12,000         651
                                                --------
                                                 11,767
                                                --------
MISCELLANEOUS CONSUMER SERVICES (3.3%)
   Accustaff                         26,200         678
   Career Horizons*                  13,900         540
   Romac International*              19,050         581
   Sunrise Assisted Living*          15,100         423
                                                 -------
                                                  2,222


                                                Market
                                                 Value
                                    Shares       (000)
-------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING (1.9%)
   Buckeye Cellulose                 21,942     $   570
   Rmi Titanium*                     27,600         697
                                                -------
                                                  1,267
                                                -------
PAPER & PAPER PRODUCTS (1.6%)
   Fort Howard                       23,703         578
   NUCO2*                            24,404         506
                                                -------
                                                  1,084
                                                -------
PETROLEUM & FUEL PRODUCTS (5.0%)
   Falcon Drilling*                  19,619         510
   Flores & Rucks*                   16,100         622
   Global Industries                 24,700         392
   Houston Exploration*              36,820         617
   Nabors Industries*                25,139         343
   Oceaneering International*        24,840         422
   Pride Petroleum Service*          32,250         456
                                                -------
                                                  3,362
                                                -------
PETROLEUM REFINING (0.7%)
   Polymer Group*                    32,340         453
                                                -------
PROFESSIONAL SERVICES (3.4%)
   ABR Information Services*          8,568         617
   Apollo Group, Cl A*               14,723         394
   Equity  International*            13,850         440
   International Network Services*   10,570         381
   RTW*                              17,117         494
                                                -------
                                                  2,326
                                                -------
RAILROADS (2.1%)
   Coach USA*                        17,600         471
   Genessee and Wyoming*             16,850         459
   Wisconsin Central Transportation* 13,161         472
                                                -------
                                                  1,402
                                                -------
RETAIL (4.8%)
   Abercrombie & Fitch, Cl A*        18,450         424
   Borders Group                     16,950         631
   Gargoyles*                        15,000         308
   Hot Topic*                        11,500         272
   Just for Feet*                    11,475         575
   Vons*                             12,850         551
   Zale*                             20,400         446
                                                -------
                                                  3,207
                                                -------

STATEMENT OF NET ASSETS                                            TURNER FUNDS
September 30, 1996



                                                Market
SMALL CAP FUND                                   Value
 (Concluded)                        Shares       (000)
-------------------------------------------------------------------------------

RUBBER & PLASTIC (0.8%)
   Sealed Air*                       14,593     $   544
                                                -------
SEMI-CONDUCTORS/INSTRUMENTS (3.6%)
   BMC Industries*                   20,130         576
   Computer Products*                26,090         571
   Microchip Technology*             14,700         549
   Sanmina*                          12,700         511
   Trident International*            13,500         228
                                                -------
                                                  2,435
                                                -------
SPECIALTY MACHINERY (1.1%)
   U.S. Filter*                      21,365         729
                                                -------
TECHNOLOGY, GENERAL (0.9%)
   Tel-Save Holdings*                20,500         589
                                                -------
TELEPHONES & TELECOMMUNICATION (6.3%)
   ACC Corporation                   10,645         503
   Boston Communications Group*      22,200         361
   Brooks Fiber Properties*          16,950         487
   Icg Communications*               28,450         597
   Intermedia Communications
     of Florida*                     21,063         616
   IXC Communications*               19,500         400
   Lcc International*                16,000         298
   Mcleod*                           16,950         559
   Telco Communications Group*       21,900         405
                                                -------
                                                  4,226
                                                -------
TESTING LABORATORIES (0.9%)
   Quintiles Transnational            8,658         634
                                                -------
WHOLESALE (4.8%)
   Applied Analytical Industries*    13,850         334
   Citrix Systems*                   14,116         704
   Hughes Supply                     17,010         629
   North Face*                       16,000         452
   Physician Sales & Services        22,808         536
   US Office Products                15,426         553
                                                -------
                                                  3,208
                                                -------
TOTAL COMMON STOCKS
   (Cost $57,085)                                65,748
                                                -------


                                     Face       Market
                                    Amount       Value
                                     (000)       (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.4%)
Lehman Brothers
 5.33%, dated 09/30/96, matures
 10/01/96, repurchase price
 $4,279,988 (collateralized by
 U.S. Treasury Note, par value
 $4,419,201, 6.00%,
 matures 09/30/98: market
 value $4,412,274)                  $4,279      $ 4,279
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,279)                                  4,279
                                                -------
TOTAL INVESTMENTS (103.9%)
   (Cost $61,364)                                70,027
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-3.9%)        (2,602)
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 2,914,724
     outstanding shares of beneficial
     interest                                    57,074
   Accumulated net realized gain
     on investments                               1,688
   Net unrealized appreciation
     on investments                               8,663
                                                -------
TOTAL NET ASSETS (100.0%)                       $67,425
                                                =======
   Net Asset Value, Offering and Redemption
     Price Per Share                             $23.13
                                                =======

* NON-INCOME PRODUCING SECURITY
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                                           TURNER FUNDS

                                                                                     GROWTH EQUITY     SMALL CAP
                                                                                         FUND             FUND
                                                                                    --------------  ---------------
                                                                                    FOR THE ELEVEN  FOR THE ELEVEN
                                                                                     MONTH PERIOD    MONTH PERIOD
                                                                                     ENDED 9/30/96   ENDED 9/30/96
                                                                                         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends ...................................................................         $  924        $   21
   Interest ....................................................................             41            84
---------------------------------------------------------------------------------------------------------------------

     Total Investment Income....................................................            965           105
---------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ....................................................            667           280
   Investment Advisory Fee Waiver ..............................................             --           (83)
   Administrator Fees ..........................................................            137            69
   Custodian Fees ..............................................................             10            21
   Transfer Agent Fees .........................................................             12            12
   Professional Fees ...........................................................             22            16
   Trustee Fees ................................................................              6             5
   Registration Fees ...........................................................             38            17
   Pricing Fees ................................................................              2            --
   Printing Expense ............................................................             18             8
   Amortization of Deferred Organizational Costs ...............................              3             3
   Insurance and Other Fees ....................................................             27             2
---------------------------------------------------------------------------------------------------------------------

     Total Expenses ............................................................            942           350
     Directed Brokerage ........................................................           (106)           --
---------------------------------------------------------------------------------------------------------------------

       Net Expenses ............................................................            836           350
---------------------------------------------------------------------------------------------------------------------

         Net Investment Income (Loss) ..........................................            129          (245)
---------------------------------------------------------------------------------------------------------------------

   Net Realized Gain From Securities Sold ......................................         21,978         1,936
   Excess of Market Value Over Book Value of Securities Distributed Upon
     Redemption of Shares .......................................................            --         1,924
---------------------------------------------------------------------------------------------------------------------
   Net Realized Gain on Investments .............................................        21,978         3,860
   Net Unrealized Appreciation (Depreciation) of Investment Securities .........         (3,868)        5,659
---------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on Investments .............................         18,110         9,519
---------------------------------------------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting From Operations ........................        $18,239        $9,274
=====================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.

                         The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                 TURNER FUNDS

                                                                   GROWTH EQUITY                 SMALL CAP
                                                                       FUND                        FUND
                                                             ------------------------     ------------------------
                                                              FOR THE       FOR THE       FOR THE       FOR THE
                                                            ELEVEN MONTH  TWELVE MONTH  ELEVEN MONTH  TWELVE MONTH
                                                            PERIOD ENDED  PERIOD ENDED  PERIOD ENDED  PERIOD ENDED
                                                               9/30/96      10/31/95       9/30/96      10/31/95
                                                                (000)         (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .......................       $    129       $    935       $  (245)     $   (56)
   Net Realized Gain on Securities Sold ...............         21,978         11,270         1,936        1,005
   Excess Market Value Over Book Value of Securities
     Distributed Upon Redemption of Shares .............            --             --         1,924           --
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities ............................         (3,868)        11,773         5,659        2,573
---------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations ................................         18,239         23,978         9,274        3,522
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..............................           (132)        (1,022)           --           --
   Realized Capital Gain ..............................         (5,807)            --          (925)          --
---------------------------------------------------------------------------------------------------------------------
     Total Distributions ..............................         (5,939)        (1,022)         (925)          --
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ........................         14,623         33,135        66,572        5,250
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ...............................          5,650            909           904           --
   Cost of Shares Redeemed ............................        (52,228)       (54,140)      (21,472)        (506)
---------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Capital Share Transactions .....................        (31,955)       (20,096)       46,004        4,744
---------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets.........        (19,655)         2,860        54,353        8,266
---------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ..............................        115,819        112,959        13,072        4,806
---------------------------------------------------------------------------------------------------------------------
     End of Period ....................................       $ 96,164       $115,819       $67,425      $13,072
=====================================================================================================================
Shares Issued and Redeemed:
   Issued .............................................            946          2,600         3,120          407
   Issued in Lieu of Cash Distributions ...............            394             70            55           --
   Redeemed ...........................................         (3,428)        (3,998)       (1,073)         (35)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Share Transactions .......        (2,088)        (1,328)        2,102          372
---------------------------------------------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                         The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS                                           TURNER FUNDS

For a Share Outstanding Throughout each Period





           Net                 Realized and                                 Net                          Net
          Asset        Net      Unrealized   Distributions Distributions   Asset                        Assets
          Value    Investment    Gains or      from Net        from        Value                         End
        Beginning     Income    (Losses) on    Investment     Capital       End                        of Period
        of Period     (Loss)   Investments      Income         Gains    of Period   Total Return(3)      (000)
        ----------  --------  --------------  ----------   ----------  ----------  ----------------    ----------
-------------------
GROWTH EQUITY FUND
-------------------
1996     $14.97      0.02         2.91         (0.02)        (0.85)      $17.03         20.61%          $ 96,164
1995     $12.46      0.10         2.52         (0.11)           --       $14.97         21.15%          $115,819
1994     $13.12      0.10        (0.66)        (0.10)           --       $12.46         (4.28)%         $112,959
1993     $10.40      0.09         2.72         (0.09)           --       $13.12          27.08%         $ 53,327
1992(1)  $10.00      0.03         0.40         (0.03)           --       $10.40          6.95%          $  7,781
-------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
1996     $16.08     (0.08)        8.17           --          (1.04)      $23.13         52.90%          $ 67,425
1995     $10.90     (0.06)        5.24           --             --       $16.08         47.52%          $ 13,072
1994(2)  $10.00     (0.02)        0.92           --             --       $10.90         12.35%          $  4,806



                                                      Ratio of
                         Ratio of Net   Ratio of     Investment
                          Investment    Expenses   Income(Loss) to
              Ratio         Income     to Average      Average
           of Expenses      (Loss)     Net Assets     Net Assets    Portfolio     Average
            to Average    to Average   (Excluding    (Excluding     Turnover    Commission
            Net Assets     Net Assets   Waivers)       Waivers)       Rate       Rate (4)
          ------------  ------------ --------------  ----------   ------------ ------------
-------------------
GROWTH EQUITY FUND
-------------------
1996           1.06%+*      0.03%+*       1.06%+*       0.03%+*       147.79%     $0.0600
1995           1.03%+       0.69%+        1.03%+        0.69%+        177.86%          --
1994           0.95%        0.86%         1.08%         0.73%         164.81%          --
1993           1.00%        0.80%         1.52%         0.28%          88.35%          --
1992(1)        1.44%*       0.73%*        2.55%*       (0.38)%*       205.00%          --
---------------------------------------------------------------------------------------------
SMALL CAP FUND
---------------------------------------------------------------------------------------------

1996           1.25%*      (0.88)%*       1.54%*       (1.17)%*       149.00%     $0.0600
1995           1.25%       (0.68)%        2.39%        (1.82)%        183.49%          --
1994(2)        1.09%*      (0.27)%*       4.32%*       (3.50)%*       173.92%          --


 * Annualized
(1)The Turner Growth Equity Fund commenced operations on March 11, 1992.
(2)The Turner Small Cap Fund commenced operations on February 7, 1994.
(3)Returns are for the period indicated and have not been annualized.
(4)Average commission rate paid per share for the security purchases and sales made during the period.
 + The Ratios of Expenses to Average Net Assets and Net Investment Income to
   Average Net Assets do not reflect the Advisor's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Growth Equity Fund in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the Ratio of Expenses to Average Net Assets was 0.94% for both the year ended 10/31/95 and the eleven month period ended 9/30/96, and the Ratios of Net Investment Income to Average Net Assets were 0.78% and 0.15% for the same periods described.
Amounts designated as "--" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                      TURNER FUNDS
September 30, 1996

1.  ORGANIZATION:
THE TURNER FUNDS, INC. (the "Trust") a Massachusetts' business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with four funds: the Turner Small Cap Fund ( the "Small Cap Fund"), the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Mid Cap Fund, and the Turner Fixed Income Fund. These statements relate only to the Small Cap Fund and Growth Equity Fund (the "Funds"). As of September 30, 1996, the Turner Mid Cap and Turner Fixed Income Funds had not commenced operations. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

On April 19, 1996, the shareholders of the Advisors' Inner Circle Turner Small Cap Fund and the Advisors' Inner Circle Growth Equity Fund (the Advisors' Inner Circle Trust) and together "the Turner Funds" voted to approve a tax-free reorganization of the Turner Funds through a transfer of all the assets and liabilities of the Turner Funds to the Turner Small Cap and Turner Growth Equity Funds portfolios. In connection with the reorganization, the Funds have changed their fiscal year end from October 31, 1996 to September 30, 1996.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counter-

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          TURNER FUNDS
September 30, 1996

     party. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     OTHER -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the Turner Small Cap Fund's $245,351 net operating loss has been reclassified to offset short-term capital gains.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.  TRANSACTIONS WITH AFFILIATES:
Certain officers and trustees of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
Prior to April 30, 1996, the Advisors' Inner Circle Trust and the Administrator were parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provided management, and administrative services for an annual fee subject to certain minimums, of
 .20% of the average daily net assets of each of the Funds up to $75 million and .15% of such assets in excess of $75 million.

As of April 30, 1996, the Turner Trust and the Administrator entered into an agreement under which the Administrator provides management and administrative services for an annual fee of .12% of the average daily net assets of each of the Funds up to $75 million, .10% on the next $75 million, .09% on the next $150 million, .08% on the next $300 million and .075% of such assets in excess on $600 million.

The Trust had directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the eleven month period ended September 30, 1996, the Growth Equity Fund's expenses were reduced by $105,611 under this arrangement.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          TURNER FUNDS
September 30, 1996

The Trust and the Distributor are parties to a Distribution Agreement dated April 30, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Growth Equity Fund and 1.00% of the average daily net assets of the Small Cap Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the Fund's expenses) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the Small Cap Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the eleven month period ended September 30, 1996 are as follows:


                                GROWTH EQUITY            SMALL CAP
                                     FUND                  FUND
                                    (000)                 (000)
                              -----------------       --------------
Purchases
     Government                   $      0               $      0
     Other                         144,150                 89,232
Sales
     Government                   $      0               $      0
     Other                         178,968                 45,663

At September 30, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1996, are as follows:

                                 GROWTH EQUITY           SMALL CAP
                                     FUND                  FUND
                                     (000)                 (000)
                                ----------------      --------------
Aggregate gross unrealized
     appreciation                   $18,009                $10,093
Aggregate gross unrealized
     depreciation                    (1,429)                (1,430)
                                    -------                -------
Net unrealized appreciation         $16,580                $ 8,663
                                    =======                =======

During the eleven month period ended September 30, 1996, the Turner Small Cap Portfolio transferred securities with a market value of $5,857,000 (cost basis $3,933,000) to shareholders in order to meet Fund share redemptions. This security transfer resulted in a non-taxable realized gain to the portfolio of $1,924,000 which is included in paid in capital, a component of equity.

                             NOTICE TO SHAREHOLDERS
                                       OF
                                  TURNER FUNDS
                                   (UNAUDITED)


Shareholder's Voting Results
----------------------------
There was a special meeting of shareholders on April 19, 1996 for the shareholders of the Turner Growth Equity Fund and the Turner Small Cap Fund to approve an Agreement and Plan of Reorganization and Liquidation between The Advisor's Inner Circle Fund, on behalf of Turner Growth Equity Portfolio and Turner Small Cap Portfolio, and the Turner Funds, on behalf of the Growth Equity Fund and the Small Cap Fund.

Growth Equity Fund

      Proposal     Shares Voted          % Voted         % of Total
      --------     ------------          -------         ----------
      For             3,617,282            97.66%           52.60%
      Against                 0             0.00%            0.00%
      Abstain            86,565             2.34%            1.26%

Small Cap Fund

      Proposal      Shares Voted          % Voted         % of Total
      --------      ------------          -------         ----------
      For                439,305            99.96%           56.47%
      Against                  0             0.00%            0.00%
      Abstain                171             0.04%            0.02%

                             NOTICE TO SHAREHOLDERS
                                       OF
                                  TURNER FUNDS
                                   (UNAUDITED)


For the shareholders that do not have a September 30, 1996 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1996 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 1996, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:


                                         (A)                 (B)
                                      LONG TERM           ORDINARY              (C)
                                    CAPITAL GAIN           INCOME              TOTAL
                                    DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           PORTFOLIO                 (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
           ----------             ----------------    ----------------   ----------------
Growth Equity Fund ..............        64%                 36%                100%
Small Capitalization Fund .......        18%                 82%                100%

                                         (D)                 (E)                (F)
                                     QUALIFYING          TAX EXEMPT           FOREIGN
           PORTFOLIO                DIVIDENDS (1)         INTEREST          TAX CREDIT
           ----------              ----------------   ----------------    ----------------
Growth Equity Fund ..............         5%                  0%                  0%
Small Capitalization Fund .......         1%                  0%                  0%


--------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's distributions. ** Items (D),(E) and (F) are based on a percentage of ordinary income distributions of the portfolio.